UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

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tEMPLETON GLOBAL INCOME FUND
(Name of Registrant as Specified in Its Charter)

SABA CAPITAL MANAGEMENT, L.P. SABA CAPITAL MANAGEMENT GP, LLC SABA CAPITAL MASTER FUND, LTD. BOAZ R. WEINSTEIN ADITYA BINDAL FREDERIC GABRIEL PAUL KAZARIAN PIERRE WEINSTEIN
(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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2021 ANNUAL MEETING OF SHAREHOLDERS OF
TEMPLETON GLOBAL INCOME FUND
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PROXY STATEMENT
OF

Saba Capital MANAGEMENT, L.P.
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Please vote the GOLD proxy card to elect our slate of highly-qualified nominees and for our proposal to amend the Bylaws to require a tender offer under certain circumstances

Please sign, date and mail the enclosed GOLD proxy card today!

Saba Capital Management, L.P., a Delaware limited partnership (“Saba Capital”), and certain of its affiliates further identified on Appendix A, namely Saba Capital Master Fund, Ltd. and Saba Capital Management GP, LLC, (collectively, the “Saba Entities,” together with Saba Capital, “Saba,” “we,” “us,” or “our”) are significant shareholders and beneficially own in the aggregate approximately 18.3% of the outstanding Common Shares, no par value (the “Common Shares”), of Templeton Global Income Fund (the “Fund”), a Delaware corporation and a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). We are writing to you in connection with the election of our four (4) Class I nominees to the board of trustees of the Fund (the “Board”) and our proposal to amend the Fund’s bylaws (the “ByLaws”), each at the annual meeting of shareholders scheduled to be held at 12:00 p.m. Eastern time, on May 7, 2021, 2021 at 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301, including any adjournments or postponements thereof and any meeting which may be called in lieu thereof (the “Annual Meeting”).

We are therefore furnishing this proxy statement and the enclosed GOLD proxy card to seek your support at the Annual Meeting with respect to the following (each, a “Proposal” and, collectively, the “Proposals”):

1.	To elect Saba’s slate of four trustee nominees, Aditya Bindal, Frederic Gabriel, Paul Kazarian and Pierre Weinstein (the “Nominees”), to serve as Class I trustees on the Board until the Fund’s 2024 annual meeting of shareholders and until their respective successors are duly elected and qualified, in opposition to the Fund’s trustee nominees;
2.	To ratify of the selection of PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2021; and
3.	To amend the Bylaws to permit and/or require certain actions to occur in the event that the Common Shares are trading at a specified discount to net asset value during specified periods, including under certain circumstances specifying that the Fund commence a tender offer to purchase 20% of the Fund’s outstanding shares; and

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If you have already sent a proxy card furnished by the Fund’s management to the Fund, you have every right to change your vote by signing, dating and returning the enclosed GOLD proxy card or by following the instructions for telephone or Internet voting detailed thereon. Only your latest dated proxy card counts!

Please refer to the Section below, Information Concerning the Annual Meeting (which is incorporated herein by reference), and the Fund’s proxy materials for additional information concerning the Annual Meeting, including voting and proxy procedures, votes required for approval of the Proposals and the solicitation of proxies.

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, InvestorCom, Inc. (“InvestorCom”), toll free at (877) 972-0090 or collect at (203) 972-9300. This proxy statement (including the Appendices hereto, the “Proxy Statement”) and the enclosed GOLD proxy card are first being furnished to shareholders on or about March 10, 2021.

This Proxy Statement and all other solicitation materials in connection with this proxy solicitation will be available on the Internet, free of charge, at the SEC’s website https://www.edgar.sec.gov. The Edgar file number for the Fund is 811-05459.

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IMPORTANT

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.

•	If your shares are registered in your own name, you may vote such shares by signing, dating and mailing the enclosed GOLD proxy card in the enclosed return envelope to Saba, c/o InvestorCom, Inc., in the enclosed postage-paid envelope today.
•	If your shares are held for you by a brokerage firm, bank, bank nominee or other institution on the Record Date, only they can vote such shares and only upon receipt of your specific instructions. Accordingly, please instruct your broker or bank to vote the GOLD proxy card on your behalf by following the instructions for Internet voting detailed on the enclosed GOLD proxy card, by calling the toll-free number contained therein, or by signing, dating and mailing the enclosed GOLD proxy card in the enclosed return envelope.

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REASONS FOR OUR SOLICITATION

As one of the largest shareholders of the Fund, Saba Capital has nominated a slate of four highly-qualified and independent (based on applicable NYSE listing standards and the Sarbanes-Oxley Act of 2002) Nominees (Proposal 1), and put forth a proposal to amend the Bylaws (Proposal 3).

As committed investors, we are looking for the Fund to improve both performance and governance in order to generate maximum returns for all shareholders. We believe requiring a tender offer under certain circumstances will do exactly that, by narrowing the discount relative to NAV.

We urge you to support our Proposals by voting the GOLD proxy card today, which we believe will help hold the Fund accountable to the standards of corporate governance investors deserve.

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PROPOSAL NO. 1
ELECTION OF TRUSTEES

The Board is currently composed of eleven (11) trustees, four (4) of whom are up for election at the Annual Meeting by holders of Common Shares, as Class I trustees for a term expiring at the annual meeting of shareholders to be held in 2024 (the “2024 Annual Meeting”) and until their successors have been duly elected and qualified. We are seeking your support at the Annual Meeting to elect our four (4) Nominees in opposition to the Fund’s Class I trustee nominees, to serve a three-year term expiring at the 2024 Annual Meeting. Our Nominees, if elected, will constitute a minority of the Board.

OUR NOMINEES

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, or offices for the past five (5) years of each of our Nominees. The nominations were made in a timely manner and in compliance with the applicable provisions of EFF’s governing instruments. The specific experience, qualifications, attributes and skills that led us to conclude that our Nominees should serve as trustees of EFF are set forth below.

Name:	Age:	Business Address:	Present principal occupation, and employment and material occupations, positions, or offices for the past five (5) years:
Aditya Bindal	44	c/o Olshan Frome Wolosky LLP, 1325 Avenue of the Americas, New York, NY 10019, Attn: Adam Finerman

Mr. Bindal has served as Managing Director and Chief Risk Officer at Saba Capital, an investment advisor focused on credit and equity relative value strategies, since October 2018. Previously, Mr. Bindal served as Chief Risk Officer at Water Island Capital, an event-driven investment firm with over $2.5 billion in AUM where he was responsible for firm wide risk management, as well as developing quantitative research, from September 2015 to September 2018. Prior to joining Water Island, Mr. Bindal worked as Senior Risk Manager for Eton Park Capital Management, an investment management firm, from July 2008 to September 2015. His primary responsibilities included managing risks for credit and derivative portfolios, devising scenario analysis for complex strategies and providing capital market perspectives to senior management. Mr. Bindal began his career in 2005 at The Bear Stearns Companies, Inc. (formerly NYSE: BSC), a global investment bank, securities trading and brokerage firm, as a risk associate and subsequently traded credit derivatives for the proprietary desk. Mr. Bindal has served as a member of the board of trustees of Voya Prime Rate Trust (NYSE: PPR), a diversified closed-end management investment company, since July 2020.

Mr. Bindal received a Ph.D. in Chemical Engineering from Rutgers University, Masters from Purdue University and a B.Tech from Indian Institute of Technology, Kharagpur in India.

Mr. Bindal’s qualifications to serve as a director include his deep financial expertise and the senior financial management positions he has held at multiple asset management firms.

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Frederic Gabriel	46	c/o Olshan Frome Wolosky LLP, 1325 Avenue of the Americas, New York, NY 10019, Attn: Adam Finerman

Mr. Gabriel has served as Founder and Chief Executive Officer of Orion Realty NYC LLC, a real estate brokerage firm where he focuses on real estate investment opportunities in the United States and specifically, the New York Tri-State area, since June 2014. Prior to that, Mr. Gabriel spent more than 15 successful years in investment banking, working at some of the highest ranked and most competitive banks at the time, including Lehman Brothers, Merrill Lynch, Credit Suisse, and most recently, JP Morgan Chase & Co. (NYSE: JPM), where he served as an Executive Director from July 2007 until June 2014. Mr. Gabriel has traded across the three major financial cities: London, Hong Kong and New York. Prior to his investment banking career, Mr. Gabriel served 13 months in the French Air Force as a Reserve Officer.

Mr. Gabriel holds a degree in engineering from ENSAM/Paris Tech (Arts et Métiers) and an MS in International Finance from HEC in Paris.

Mr. Gabriel’s qualifications to serve as a trustee include his extensive financial experience, his entrepreneurial expertise having founded a real estate investment firm, and his leadership experience having served in leadership roles at leading financial institutions.

Paul Kazarian	36	c/o Olshan Frome Wolosky LLP, 1325 Avenue of the Americas, New York, NY 10019, Attn: Adam Finerman

Mr. Kazarian has served as Managing Director, Closed-End Fund Portfolio Manager at Saba Capital, an investment advisor focused on credit and equity relative value strategies, since March 2013, and is responsible for Exchange Traded products, including ETF arb and Closed-End Funds. Prior to that, Mr. Kazarian worked at RBC Capital Markets, LLC, an investment banking and management company and subsidiary of the Royal Bank of Canada (NYSE: RY), where he served as a Director in its Global Arbitrage and Trading Group, from 2007 to March 2013. Prior to that, Mr. Kazarian served at Merrill Lynch, Pierce, Fenner & Smith Incorporated, an investment banking and management company, where he served as a technology analyst, from 2006 to 2007.

Mr. Kazarian received his Bachelor of Arts in Political Science from Bates College.

Mr. Kazarian’s qualifications to serve as a trustee include expertise in bonds, loans, equities, derivatives, ETFs and Closed-End Funds.

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Pierre Weinstein	45	c/o Olshan Frome Wolosky LLP, 1325 Avenue of the Americas, New York, NY 10019, Attn: Adam Finerman

Mr. Weinstein has served as Partner and Portfolio Manager at Saba Capital, an investment advisor focused on credit and equity relative value strategies, since launch in April 2009. Previously, Mr. Weinstein served as a Portfolio Manager at Saba Principal Strategies, the proprietary credit trading group at Deutsche Bank, from January 2005 to March 2009, where he managed the equity derivatives and international convertible bond strategies. Mr. Weinstein started his investment career at Société Générale in Paris in 1998 as an equity derivatives market maker and had various roles until 2004, including as Vice President and also as a convertible bond proprietary trader in New York.

Mr. Weinstein holds a Ms in Engineering from École Centrale Lyon and a Ms in Finance from École HEC in Paris.

Mr. Weinstein’s qualifications to serve as a director include his decades of experience leading various asset and wealth management platforms and his deep knowledge of portfolio management, and his expertise in credit and derivatives trading.

Saba believes that each Nominee presently is, and if elected as a trustee of the Fund would be, an “independent director” within the meaning of (i) applicable NYSE listing standards applicable to board composition, including Rule 303A.02 and (ii) Section 301 of the Sarbanes-Oxley Act of 2002.

In the event that our Nominees are not elected to the Board at the Annual Meeting, Saba intends to consider all available options in the future with respect to the Fund, including, without limitation, nominating trustee candidates or submitting shareholder proposals.

For additional information concerning our Nominees, see Appendix A – Information Concerning the Nominees and Participants (which is incorporated herein by reference).

WE URGE YOU TO VOTE FOR THE ELECTION OF OUR NOMINEES ON THE ENCLOSED GOLD PROXY CARD.

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PROPOSAL NO. 2

RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As discussed in further detail in the Fund’s proxy statement, the Fund has proposed that the shareholders ratify the Audit Committee’s appointment of PricewaterhouseCoopers LLP as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2021. Additional information regarding this proposal is contained in the Fund’s proxy statement.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR ITS FISCAL YEAR ENDING DECEMBER 31, 2021 AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.

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PROPOSAL NO. 3

PROPOSAL TO AMEND THE BYLAWS

Saba believes, based on previous tender offers conducted by closed-end funds, that requiring a tender offer under certain circumstances will improve performance by narrowing the Fund’s discount relative to NAV.

Accordingly, we have submitted the following proposal for shareholder approval at the Annual Meeting:

Proposal

“RESOLVED, consistent with rights granted by Article VIII Section 1 of the By-Laws of the Fund, the By-Laws should be amended to add the following provision as Section 11 to Article VII:

“Section 11. Share Discount. If, following the initial public offering of the Trust’s Shares, the Trust’s Shares are trading, on the principal securities exchange where listed, at a discount to the Shares’ net asset value (“NAV”), the Board of Trustees may consider taking various actions designed to eliminate the discount, including periodic repurchases, tenders for shares or converting the Trust to an open-end investment company. If in any calendar year, starting with the calendar year ended December 31, 2020, the average daily discount to NAV at which the Shares traded was greater than 8%, the Trust will commence a tender offer to purchase 20% of its outstanding Shares, which tender offer shall commence during the fourth quarter of the following calendar year and close no later than December 31 of such calendar quarter, and the tender shall be at a price equal to 99.5% of NAV per Share on the expiration date of the tender offer, unless the Board obtains shareholder approval by the affirmative “vote of a majority of the outstanding voting securities” (as defined herein) of the Trust at the annual meeting or a special meeting of shareholders to cancel the required tender offer or determines that the tender offer would cause a violation of state or federal law.’”

WE RECOMMEND A VOTE FOR SABA’S PROPOSAL TO AMEND THE BYLAWS ON THE ENCLOSED GOLD PROXY CARD.

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INFORMATION CONCERNING THE ANNUAL MEETING

VOTING AND PROXY PROCEDURES

The Fund has set the close of business on February 5, 2021 as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”). Shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. According to The Fund’s proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on February 24, 2021, as of the Record Date there were 134,144,158 Common Shares outstanding and entitled to vote at the Annual Meeting as of the Record Date.

Shareholders, including those who expect to attend the Annual Meeting, are urged to authorize Saba to vote their shares on their behalf today by following the instructions for Internet voting detailed on the enclosed GOLD proxy card, by calling the toll-free number contained therein, or by signing, dating and mailing the enclosed GOLD proxy card in the enclosed return envelope to Saba Capital Management, L.P., c/o InvestorCom, Inc., in the enclosed postage-paid envelope.

Authorized proxies will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of Saba’s Nominees, FOR the ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm, FOR Saba’s proposal to amend the Bylaws, and in the discretion of the persons named herein as proxies on all other matters as may properly come before the Annual Meeting.

QUORUM

A majority of the Fund’s shares entitled to vote at the Annual Meeting—present in person or represented by proxy—constitutes a quorum at the Annual Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining whether the required quorum of shares exists.

If your shares are owned directly in your name with the Fund’s transfer agent, you are considered a registered holder of those shares. If you are the beneficial owner of shares held by a broker or other custodian, you hold those shares in “street name” and are not a registered shareholder.

VOTES REQUIRED FOR APPROVAL

Election of Trustees – Provided a quorum is present or represented at the Annual Meeting, Proposal 1, the election of Trustees, requires the affirmative vote of a plurality of the Fund’s shares present in person or represented by proxy and voting on Proposal 1 at the Meeting. The plurality vote standard means that the nominees receiving the highest number of affirmative votes will be elected as trustees of the Fund.

Proposal to Amend the Bylaws – Provided that a quorum has been established, Proposal 3 requires the affirmative vote of (i) sixty-seven percent (67%) or more of the voting securities present in person or represented by proxy at the Annual Meeting, if the holders of more than fifty percent (50%) of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than fifty percent (50%) of the outstanding voting securities of the Fund, whichever is less.

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The information set forth above regarding the vote required to elect trustees is based on information contained in the Fund’s proxy statement for the Annual Meeting.  The incorporation of this information in this Proxy Statement should not be construed as an admission by us that such process and procedures are legal, valid or binding.

ABSTENTIONS; BROKER NON-VOTES

Abstentions and broker non-votes will be treated as votes present at the Meeting, but will not be treated as votes cast for Proposals 1 and 3. Abstentions and broker non-votes, therefore, will have no effect on Proposal 1, but may have the effect of an “against” vote on Proposal 3.

Because the Fund anticipates that the election of Trustees and Proposal 1 and Proposal 3 will be contested, the Fund expects that broker-dealer firms holding shares of the Fund in "street name" for their customers will not be permitted by NYSE rules to vote on the election of trustees or the Shareholder Proposal on behalf of their customers and beneficial owners in the absence of voting instructions from their customers and beneficial owners. However, Proposal 2, the ratification of the auditor, is a routine proposal for which broker-dealer firms may vote on behalf of their customers. Accordingly, the Fund expects to receive "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter).

However, because of the contested nature of Proposal 1 and Proposal 3, we do not believe there should be any broker non-votes for those proposals. Additional information regarding when a “broker non-vote” occurs with respect to non-routine matters may be found in the Fund’s proxy statement. We urge you to instruct your broker or other nominee to vote your shares for the GOLD proxy card so that your votes may be counted.

Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee to vote your shares for the GOLD proxy card so that your votes may be counted.

DISCRETIONARY VOTING

Broker-dealer firms holding shares of the Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, then current NYSE rules permit the broker-dealers to vote on the proposals on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions. The shares over which broker-dealers have discretionary voting power, the shares that represent “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining whether the required quorum of shares exists. Abstentions will be considered to be present at the Annual Meeting for purposes of determining the existence of a quorum.

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REVOCATION OF PROXIES

Shareholders of the Fund may, but need not, revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy), by delivering a later-dated proxy or by delivering a written notice of revocation. The delivery of a later-dated proxy which is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to Saba in care of InvestorCom, Inc. (“InvestorCom”) at the address set forth on the back cover of the Proxy Statement or to the Fund’s Secretary c/o Templeton Global Income Fund, 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301, or to any other address provided by the Fund. Although a revocation is effective if delivered to the Fund, Saba requests that either the original or photostatic copies of all revocations be mailed to Saba Capital Management, L.P., c/o InvestorCom, 19 Old Kings Highway S., Suite 210, Darien, CT 06820, so that Saba will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding shares. If you hold your shares in street name, please check your voting instruction card or contact your bank, broker or nominee for instructions on how to change or revoke your vote. Additionally, InvestorCom may use this information to contact shareholders who have revoked their proxies in order to solicit later-dated proxies for the election of the Nominees and approval of other proposals described herein.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to the Proxy Statement is being made by Saba. Proxies may be solicited by mail, facsimile, telephone, Internet, in person and by advertisements.

Saba has entered into an agreement with InvestorCom for solicitation and advisory services in connection with this solicitation, for which InvestorCom will receive a fee not to exceed $25,000, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. InvestorCom will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Saba has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares they hold of record. It is anticipated that InvestorCom will employ up to 25 persons to solicit the Fund’s shareholders for the Annual Meeting.

The entire expense of soliciting proxies is being borne by Saba. Because Saba believes that the Fund’s shareholders will benefit from this solicitation, Saba intends to seek reimbursement from the Fund, to the fullest extent permitted by law, of all expenses it incurs in connection with this solicitation. For the avoidance of doubt, such reimbursement is not guaranteed. Saba does not intend to submit the question of such reimbursement to a vote of security holders of the Fund unless otherwise required by law. Costs of this solicitation of proxies are currently estimated to be approximately $200,000. We estimate that through the date hereof, Saba’s expenses in connection with this solicitation are approximately $75,000.

SHAREHOLDER PROPOSALS

According to the Fund’s proxy statement, to be considered for presentation at the Fund’s 2022 Annual Meeting of Shareholders, a shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 must be received at the Fund’s principal office c/o the Secretary on or before November, 29, 2021. Written notice of a shareholder proposal submitted outside of the processes of Rule 14a-8 must be delivered to the Fund’s principal office c/o the Secretary no later than the close of business on January 26, 2022 and no earlier than December 27, 2021. In order to be included in the Fund’s proxy statement and form of proxy, a shareholder proposal must comply with all applicable legal requirements. Timely submission of a proposal does not guarantee that such proposal will be included.

The information set forth above regarding the procedures for submitting shareholder proposals for consideration at the 2022 Annual Meeting is based on information contained in the Fund’s proxy statement for the Annual Meeting. The incorporation of this information in the Proxy Statement should not be construed as an admission by us that such procedures are legal, valid or binding.

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OTHER MATTERS AND ADDITIONAL INFORMATION

Saba is unaware of any other matters to be considered at the Annual Meeting. However, should other matters, which Saba is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed GOLD proxy card will vote on such matters in their discretion.

We are asking you to vote FOR the election of our Nominees and FOR our proposal to amend the Bylaws. The enclosed GOLD proxy card may only be voted for our Nominees and does not confer voting power with respect to the Fund’s nominees.

Saba has omitted from this Proxy Statement certain disclosure required by applicable law that is already included in the Fund’s proxy statement. This disclosure includes, among other things, biographical information on the Fund’s trustees and executive officers, the dollar range of shares owned by trustees of the Fund, information regarding persons who beneficially own more than 5% of the Fund’s Common Shares, information on committees of the Board and other important information. Shareholders should refer to the Fund’s proxy statement in order to review this disclosure.

According to the Fund’s proxy statement, the Fund’s investment administrator is Franklin Templeton Services, LLC (the “Adviser”), located at 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301. The Adviser is a subsidiary of Franklin Resources, Inc., and an affiliate of Franklin Advisers, Inc., an investment management firm.

See Appendix C - Security Ownership of Certain Beneficial Owners (which is incorporated herein by reference) for information regarding persons who beneficially own more than 5% of the shares of the Fund.

The information concerning the Fund contained in this Proxy Statement and the appendices attached hereto has been taken from, or is based upon, publicly available information.

SABA CAPITAL MANAGEMENT, L.P. SABA CAPITAL MASTER FUND, LTD. SABA CAPITAL MANAGEMENT GP, LLC BOAZ R. WEINSTEIN ADITYA BINDAL	FREDERIC GABRIEL PAUL KAZARIAN PIERRE WEINSTEIN March 8, 2021

THIS SOLICITATION IS BEING MADE BY SABA AND NOT ON BEHALF OF THE BOARD OF TRUSTEES OR MANAGEMENT OF THE FUND. SABA IS NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING. SHOULD OTHER MATTERS, WHICH SABA IS NOT AWARE OF WITHIN A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED GOLD PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION. SABA URGES YOU TO VOTE IN FAVOR OF THE ELECTION OF SABA’S NOMINEES, EITHER BY TELEPHONE OR BY INTERNET AS DESCRIBED IN THE ENCLOSED GOLD PROXY CARD OR BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD TODAY.

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APPENDIX A

INFORMATION CONCERNING THE NOMINEES AND PARTICIPANTS

Saba has nominated four (4) highly-qualified individuals for election as trustees at the Annual Meeting: Aditya Bindal, Frederic Gabriel, Paul Kazarian and Pierre Weinstein.

This proxy solicitation is being made by (i) Saba Capital Management, L.P. (“Saba Capital”); (ii) Saba Capital Master Fund, Ltd. (“SCMF”); (iii) Saba Capital Management GP, LLC (“Saba Management” and, together with Saba Capital and SCMF, the “Saba Entities”); (iv) Boaz R. Weinstein, principal of Saba Capital (“Mr. Weinstein,” and together with Saba Capital and the Saba Entities, “Saba”); and (v) the Nominees. The entities and individuals listed in this paragraph may each be deemed a “Participant” and, collectively, the “Participants.”

As of the close of business on the date hereof, the Participants may be deemed to “beneficially own” (within the meaning of Rule 13d-3 or Rule 16a-1 under the Exchange Act for the purposes of this Appendix A), in the aggregate, 24,565,016 Common Shares (including 1,000 Common Shares held in record name by the Record Holder), no par value, of the Fund (the “Common Shares”), representing approximately 18.3% of the Fund’s outstanding Common Shares. The percentages used herein are based upon 134,144,158 Common Shares outstanding as of February 5, 2021. Saba Capital may be deemed to beneficially own 24,565,016 Common Shares.

As of the date of this Proxy Statement, none of the Nominees beneficially own any Common Shares, nor do any of the Nominees beneficially own any other securities of the Fund and have not engaged in any transactions in securities of the Fund during the past two (2) years. None of the Nominees nor any of their Immediate Family Members owns beneficially or of record any class of securities in (i) the Fund’s investment adviser, principal underwriter or Sponsoring Insurance Company; or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Fund’s investment adviser, principal underwriter, or Sponsoring Insurance Company. Each of our Nominees specifically disclaims beneficial ownership of the securities that he does not directly own. For information regarding purchases and sales of securities of the Fund during the past two (2) years by certain members of Saba, see Appendix B – Transactions in Securities of the Fund During the Past Two Years (which is incorporated herein by reference).

Since the beginning of the Fund’s last two completed fiscal years, no officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund, or of a person directly or indirectly controlling, controlled by, or under common control thereby, serves, or has served, on the board of directors of a company of which any of the Nominees is an officer.

None of the Nominees nor any of their Immediate Family Members (as such term is defined in the Investment Company Act) has or has had any direct or indirect interest, the value of which exceeded or is to exceed $120,000, during the past five years, in (i) EFF’s investment adviser, principal underwriter or Sponsoring Insurance Company; or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with EFF’s investment adviser, principal underwriter, or Sponsoring Insurance Company. In addition, none of the Nominees or any of their Immediate Family Members has, or has had since the beginning of EFF’s last two completed fiscal years, or has currently proposed, any direct or indirect relationship, in which the amount involved exceeds $120,000, with any of the persons specified in paragraphs (b)(8)(i) through (b)(8)(viii) of Item 22 of Schedule 14A.

Saba believes that each Nominee presently is, and if elected as a trustee of the Fund, will be, an “independent director” within the meaning of (i) applicable NYSE listing standards applicable to board composition, including Rule 303A.02, and (ii) Section 301 of the Sarbanes-Oxley Act of 2002, as amended. No Nominee is a member of the Fund’s compensation, nominating or audit committees that is not independent under any such committee’s applicable independence standards.

A-1

Each of the Nominees has entered into a nominee agreement pursuant to which Saba has agreed to pay the costs of soliciting proxies in connection with the Annual Meeting and to defend and indemnify such Nominees against, and with respect to, any losses that may be incurred by them in connection with their nomination as candidates for election to the Board and the solicitation of proxies in support of their election. Each of the nominee agreements provide customary confidentiality obligations and other restrictions, on the part of the Nominees, including that such Nominees will not transact in securities of the Fund without the prior consent of Saba Capital. Pursuant to the nominee agreements and in connection with their nominations, the Nominees may receive a one-time payment of $2,500, the purposes of which is to cover the reimbursement of fees in connection with each such Nominee’s nomination, subject to termination for cause. The Nominees will not receive any compensation from Saba for their services as trustees of the Fund if elected for any other reason. If elected, the Nominees will be entitled to such compensation from the Fund as is consistent with the Fund’s practices for services of trustees who are not “interested persons” of the Fund.

The Participants entered into a Joint Filing and Solicitation Agreement (the “Joint Filing and Solicitation Agreement”) in which, among other things, (i) the Participants agree to the joint filing on behalf of each of them of statements on Schedule 13D, and any amendments thereto, with respect to the Common Shares, (ii) the Participants agree to solicit proxies or written consents in favor of the election of the Nominees to the Board at the Annual Meeting, (iii) each of the Nominees agree to provide Saba advance notice prior to effecting any purchase, sale, acquisition or disposal of any securities of the Fund of which he has, or would have, direct or indirect beneficial ownership so that Saba has an opportunity to review the potential implications of any such transaction in the securities of the Fund and pre-clear any such potential transaction in the securities of the Fund by the Nominees, (iv) each of the Nominees agree that he shall not undertake or effect any purchase, sale, acquisition or disposal of any securities of the Fund without the prior consent of Saba, and (v) Saba agrees to pay directly all pre-approved expenses in connection with the solicitation.

Each of the Nominees (other than Mr. Kazarian) has signed a power of attorney pursuant to which Michael D’Angelo and Paul Kazarian were appointed as attorney-in-fact to execute on behalf of each Nominee certain SEC filings and other documents in connection with the solicitation.

Other than as stated herein, there are no arrangements or understandings among members of Saba and any of the Nominees or any other person or persons pursuant to which the nomination of our Nominees described herein is to be made, other than the consent by each Nominee to be named in this Proxy Statement and to serve as a trustee of the Fund, if elected as such at the Annual Meeting. None of our Nominees is a party adverse to the Fund, or any of its subsidiaries, or has a material interest adverse to the Fund, or any of its subsidiaries, in any material pending legal proceeding.

We do not expect that any of our Nominees will be unable to stand for election, but, in the event that any Nominee is unable to serve or, for good cause, will not serve, the shares represented by the enclosed GOLD proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Bylaws and applicable law. In addition, we reserve the right to nominate substitute person(s) if the Fund makes or announces any changes to the Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any Nominee, to the extent this is not prohibited under the Bylaws and applicable law. In any such case, the shares represented by the enclosed GOLD proxy card will be voted for such substitute nominee(s). We reserve the right to nominate additional person(s), to the extent this is not prohibited under the Bylaws and applicable law, if the Fund increases the size of the Board above its existing size or increases the number of trustees whose terms expire at the Annual Meeting. Additional nominations made pursuant to the preceding sentence are without prejudice to the position of Saba that any attempt to increase the size of the current Board or to change the classifications of the Board would constitute an unlawful manipulation of the Fund’s corporate machinery.

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The principal business of Mr. Weinstein is investment management and serving as the Managing Member of Saba Management, a Delaware limited liability company by virtue of its status as the general partner to Saba Capital. The principal business of Saba Capital is to serve as investment manager to the Saba Entities. The principal business of the Saba Entities is to invest in securities. Information on the principal occupation of each of the Nominees is set forth in Proposal 1: Election Of Trustees.

The principal business address of each of Mr. Weinstein, Saba Management, Saba Capital and the Saba Entities is 405 Lexington Avenue, 58th Floor, New York, New York 10174. In addition, the Record Holder has a business address at c/o Walkers Corporate Limited, Cayman Corporate Centre, 27 Hospital Road, George Town, Grand Cayman, KY1-9008, Cayman Islands. The principal business address of each of Messrs. Bindal, Gabriel, Kazarian and Weinstein is c/o Olshan Frome Wolosky LLP, 1325 Avenue of the Americas, New York, NY 10019, Attn: Adam Finerman.

Mr. Bindal is a citizen of India. Messrs. Gabriel and Kazarian are citizens of the United States of America. Mr. Weinstein is a citizen of France.

The relevant information provided above has been furnished to Saba by the Nominees.

Unless otherwise noted as shares held in record name by the Saba Entities, the Common Shares held by the Saba Entities are held in commingled margin accounts, which may extend margin credit to such parties from time to time, subject to applicable federal margin regulations, stock exchange rules and credit policies. In such instances, the positions held in the margin account are pledged as collateral security for the repayment of debit balances in the account. The margin accounts bear interest at a rate based upon the broker’s call rate from time to time in effect. Because other securities are held in the margin accounts, it is not possible to determine the amounts, if any, of margin used to purchase the Common Shares reported herein since margin may have been attributed to such other securities and since margin used is not disclosed on an individual per-security basis. During the time in which the Common Shares have been held in such margin accounts, the Saba Entities have retained the right to vote or dispose of the Common Shares.

Except as set forth in this Proxy Statement (including the Appendices hereto), (i) during the past 10 years, no Participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant and no associate or “Immediate Family Member” (as defined in Item 22 of Schedule 14A under the Exchange Act (“Item 22”)) of any Participant, is a record owner or direct or indirect beneficial owner of any securities of EFF, any parent or subsidiary of the Fund, any investment adviser, principal underwriter, or “Sponsoring Insurance Company” (as defined in Item 22) of the Fund, or in any registered investment companies overseen or to be overseen by the Participant within the same “Family of Investment Companies” (as defined in Item 22) that directly or indirectly controls, is controlled by or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance, or affiliated person of the Fund; (iii) no Participant in this solicitation owns any securities of the Fund which are owned of record but not beneficially; (iv) no Participant in this solicitation has purchased or sold any securities of the Fund or the Fund’s investment adviser during the past two years, nor from either entity’s “Parents” or “Subsidiaries” (as defined in Item 22); (v) no Participant has any “family relationship” for the purposes of Item 22 whereby a family member is an “Officer” (as defined in Item 22 ), director (or person nominated to become an Officer or director), employee, partner, or copartner of the Fund, the Fund’s investment adviser and/or a principal underwriter of any of the foregoing, or any Subsidiary or other potential affiliate of any of the foregoing; (vi) no part of the purchase price or market value of the securities of the Fund owned by any Participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vii) no Participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Fund, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (viii) no associate of any Participant in this solicitation owns beneficially, directly or indirectly, any securities of the Fund; (ix) no Participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Fund; (x) during the last five years, no Nominee has had any arrangement or understanding with any other person pursuant to which he was selected to be a nominee for election as a trustee to the Fund other than the nominee agreements described herein; (xi) no Participant and no Immediate Family Member of any Participant in this solicitation or any of his or its associates was a party to, or had a direct or indirect material relationship in, any transaction or series of similar transactions since the beginning of the Fund’s last two completed fiscal years, or is a party to any currently proposed transaction, or series of similar transactions in which the amount involved exceeds $120,000 and for which any of the following was or is a party: the Fund or any of its subsidiaries, an Officer of the Fund, an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser, principal underwriter, or Sponsoring Insurance Company as the Fund or having an investment adviser, principal underwriter, or Sponsoring Insurance Company that directly or indirectly controls, is controlled by or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund (an investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person of the Fund, or any Officer or any person directly or indirectly controlling, controlled by, or under common control with any investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person of the Fund; (f) an Officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund; or (g) an Officer of a person directly or indirectly controlling, controlled by, or under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund; (xii) during the last five years, no Participant and no Immediate Family Member of any Participant has had a position or office with: (a) the Fund; (b) an investment company, or a person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser, principal underwriter, or Sponsoring Insurance Company as the Fund or having an investment adviser, principal underwriter, or Sponsoring Insurance Company that directly or indirectly controls, is controlled by, or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund; (c) an investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person (xiii) no Participant in this solicitation or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Fund or its affiliates, or with respect to any future transactions to which the Fund or any of its affiliates will or may be a party; (xiv) no Participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise, in any matter to be acted on at the Annual Meeting; (xv) there are no material pending legal proceedings to which any Nominee or any of his or its associates is a party adverse to the Fund or, to the best of Saba’s knowledge after reasonable investigation, any affiliated person of the Fund, nor does any Nominee have a material interest in such proceedings that is adverse to the Fund or, to the best of the Saba’s knowledge after reasonable investigation, any affiliated person of the Fund; (xvi) since the beginning of the last two completed fiscal years, no Participant (and no Immediate Family Member of a Participant) has served on the board of directors or trustees of a company or trust where an Officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund, or any person directly or indirectly controlling, controlled by, or under common control with any of those, serves on the board of directors or trustees; and (xvii) no Participant has withheld information that is required to be disclosed under the following Items under Regulation S-K under the Exchange Act: Item 401(f) with respect to involvement in certain legal proceedings, Item 401(g) with respect to promoters and control persons, and Item 405 with respect to beneficial ownership and required filings.

______________________

A-3

APPENDIX B

TRANSACTIONS IN SECURITIES OF THE FUND DURING THE PAST TWO YEARS

Nature of the Transaction	Amount of Securities Purchased/(Sold)	Date of Purchase/Sale

Saba

Purchase of Common Shares	237,058	09/17/2020
Purchase of Common Shares	10,099	09/18/2020
Purchase of Common Shares	40,444	09/28/2020
Purchase of Common Shares	121,319	09/29/2020
Purchase of Common Shares	133,687	10/02/2020
Purchase of Common Shares	40,686	10/05/2020
Purchase of Common Shares	28,685	10/07/2020
Purchase of Common Shares	40,237	10/08/2020
Purchase of Common Shares	105,490	10/09/2020
Purchase of Common Shares	80,634	10/12/2020
Purchase of Common Shares	14,109	10/13/2020
Purchase of Common Shares	109,197	10/15/2020
Purchase of Common Shares	114,559	10/16/2020
Purchase of Common Shares	125,345	10/19/2020
Purchase of Common Shares	79,043	10/20/2020
Purchase of Common Shares	93,507	10/21/2020
Purchase of Common Shares	10,892	10/23/2020
Sale of Common Shares	(67,251)	10/27/2020
Purchase of Common Shares	16,264	10/29/2020
Purchase of Common Shares	175,065	10/30/2020
Purchase of Common Shares	46,731	11/04/2020
Sale of Common Shares	(432,228)	11/06/2020
Purchase of Common Shares	35,835	11/09/2020
Purchase of Common Shares	373,274	11/10/2020
Purchase of Common Shares	51,012	11/11/2020
Purchase of Common Shares	23,639	11/12/2020
Purchase of Common Shares	199,644	11/13/2020
Purchase of Common Shares	57,906	11/17/2020
Purchase of Common Shares	112,014	11/30/2020
Purchase of Common Shares	779,545	12/01/2020
Purchase of Common Shares	46,629	12/02/2020
Purchase of Common Shares	14,589	12/03/2020
Purchase of Common Shares	82,407	12/04/2020
Purchase of Common Shares	437,333	12/07/2020
Purchase of Common Shares	1,000,000	12/08/2021
Purchase of Common Shares	510,529	12/09/2020
Purchase of Common Shares	464,195	12/10/2020
Purchase of Common Shares	231,687	12/11/2020
Purchase of Common Shares	356,501	12/14/2020
Purchase of Common Shares	143,988	12/15/2020
Purchase of Common Shares	2,685	12/17/2020
Purchase of Common Shares	64,052	12/18/2020
Purchase of Common Shares	429,543	12/21/2020
Purchase of Common Shares	803,884	12/22/2020
Purchase of Common Shares	500,000	12/23/2020
Purchase of Common Shares	30,703	12/24/2020
Purchase of Common Shares	410,773	12/28/2020
Purchase of Common Shares	160,027	12/29/2020
Purchase of Common Shares	263,455	12/30/2020
Purchase of Common Shares	215,088	12/31/2020
Purchase of Common Shares	212,402	01/04/2021
Purchase of Common Shares	301,404	01/05/2021
Purchase of Common Shares	9,097	01/06/2021
Purchase of Common Shares	75,021	01/08/2021
Purchase of Common Shares	61,483	01/11/2021
Purchase of Common Shares	200,360	01/12/2021
Purchase of Common Shares	275,000	01/14/2021
Purchase of Common Shares	190,976	01/15/2021
Purchase of Common Shares	178,785	01/19/2021
Purchase of Common Shares	225,467	01/20/2021
Purchase of Common Shares	193,953	01/21/2021
Purchase of Common Shares	120,564	01/22/2021
Purchase of Common Shares	40,179	01/25/2021
Purchase of Common Shares	49,489	01/26/2021
Purchase of Common Shares	351,979	01/27/2021
Purchase of Common Shares	523,473	01/28/2021
Purchase of Common Shares	354,685	01/29/2021
Purchase of Common Shares	68,233	02/01/2021
Purchase of Common Shares	272,554	02/02/2021
Purchase of Common Shares	343,438	02/03/2021

______________________

B-1

APPENDIX C

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table is reprinted from the Fund’s Preliminary Proxy Statement filed with the Securities and Exchange Commission on February 24, 2021.

According to filings made on Schedule 13D and 13G pursuant to Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended, the following shareholders own 5% or more of the Fund’s Common Shares.*

Fund Name and Title of Class	Name and Address of Owner	Aggregate Share Amount Owned	Percent
Templeton Global Income Fund – Common	Saba Capital Management, L.P. 405 Lexington Avenue, 58th Floor New York, NY 10174	24,565,016	18.31%
Templeton Global Income Fund – Common	First Trust Portfolios LP 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	9,392,159	7.00%

*	As of February 5, 2021.

To the knowledge of the Fund, no other person owned 1% or more of the outstanding Common Shares of the Fund as of February 5, 2021.

______________________

C-1

IMPORTANT

Tell your Board what you think! Your vote is important. No matter how many shares you own, please give Saba your proxy FOR the election of Saba’s Nominees and FOR the shareholder proposal by voting your shares by telephone or Internet as described in the enclosed GOLD proxy card or by signing and dating the enclosed GOLD proxy card, and returning it in the postage-paid envelope provided.

If any of your shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares and only upon receipt of your specific instructions. Accordingly, please contact the person responsible for your account and instruct that person to execute the GOLD proxy card. In addition, if you hold your shares in a brokerage or bank account, your broker or bank may allow you to provide your voting instructions by telephone or Internet. Please consult the materials you receive from your broker or bank prior to authorizing a proxy by telephone or Internet. Saba urges you to confirm in writing your instructions to Saba in care of InvestorCom, Inc. at the address provided below so that Saba will be aware of all instructions given and can attempt to ensure that such instructions are followed.

If you have any questions or require any additional information concerning this Proxy Statement, please contact InvestorCom at the address and telephone numbers set forth below:

If you have any questions, require assistance in voting your GOLD proxy card,

or need additional copies of Saba’s proxy materials,

please contact InvestorCom at the phone numbers listed below.

19 Old Kings Highway S.

Suite 210

Darien, CT 06820

Shareholders call toll free at (877) 972-0090

Banks and Brokers may call collect at (203) 972-9300

You may also contact Saba via email at

SabaProxy@sabacapital.com

C-2

GOLD PROXY CARD

TEMPLETON GLOBAL INCOME FUND

2021 Annual Meeting OF SHAREHOLDERS

SCHEDULED FOR MAY 7, 2021

THIS PROXY IS SOLICITED ON BEHALF OF SABA CAPITAL MANAGEMENT, L.P. AND THE OTHER PARTICIPANTS NAMED IN THIS PROXY SOLICITATION (COLLECTIVELY, “SABA”)

THE BOARD OF TRUSTEES OF TEMPLETON GLOBAL INCOME FUND
IS NOT SOLICITING THIS PROXY

P          R          O          X          Y

The undersigned appoints Michael D’Angelo, Paul Kazarian, Pierre Weinstein, Adam Finerman and John Grau and each of them, attorneys and agents with full power of substitution to vote all common shares of Templeton Global Income Fund (the “Fund”), a Delaware corporation and a closed-end management investment company registered under the Investment Company Act of 1940, as amended, that the undersigned would be entitled to vote at the 2021 annual meeting of shareholders of the Fund scheduled to be held at the principal office of the Fund, 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301, on May 7, 2021 at 12:00 p.m. (Eastern Time), including at any adjournments or postponements thereof (the “Annual Meeting”), with all powers that the undersigned would possess if personally present, upon and in respect of the instructions indicated herein, with discretionary authority as to any and all other matters that may properly come before the meeting or any adjournment, postponement, or substitution thereof that are unknown to us a reasonable time before this solicitation.

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of the Fund held by the undersigned, and hereby ratifies and confirms all action the herein named attorney and proxy, his substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorney and proxy or his substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to Saba at a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3

This Proxy will be valid until the completion of the Annual Meeting. This Proxy will only be valid in connection with Saba’s solicitation of proxies for the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

C-3

GOLD PROXY CARD

[X] Please mark vote as in this example

SABA STRONGLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” OUR NOMINEES LISTED BELOW IN PROPOSAL 1

1.	Saba’s proposal to elect Aditya Bindal, Frederic Gabriel, Paul Kazarian and Pierre Weinstein as Class I trustees of the Fund.
		FOR ALL NOMINEES	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES	FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW
Nominees	Aditya Bindal Frederic Gabriel Paul Kazarian Pierre Weinstein	☐	☐	☐ ________________ ________________ ________________ ________________

Saba does not expect that any of the Nominees will be unable to stand for election, but, in the event that any Nominee is unable to serve or for good cause will not serve, the shares represented by this proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Fund’s Bylaws and applicable law. In addition, Saba has reserved the right to nominate substitute person(s) if the Fund makes or announces any changes to its Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any Nominee, to the extent this is not prohibited under the Bylaws and applicable law. In any such case, shares represented by this proxy card will be voted for such substitute nominee(s). Saba intends to use this proxy to vote “FOR” Messrs. Bindal, Gabriel, Kazarian and Weinstein.

_______________________________________

SABA MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSAL 2 AND INTENDS TO VOTE ITS SHARES “FOR” THIS PROPOSAL

2.	The ratification of the selection of PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2021
☐FOR	☐AGAINST	☐ABSTAIN

SABA STRONGLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL 3

3.	Saba’s proposal to amend the Bylaws to permit and/or require a tender offer under certain specified circumstances.
☐FOR	☐AGAINST	☐ABSTAIN

DATED: ____________________________

____________________________________

(Signature)

____________________________________

(Signature, if held jointly)

____________________________________

(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.